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                                                                    EXHIBIT 10.9


                             ITERATED SYSTEMS, INC.

                              AMENDED AND RESTATED
                        1994 DIRECTORS STOCK OPTION PLAN
                        --------------------------------


                                  SECTION 1.
                                   PURPOSE

     The purpose of this Plan is to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable non-employee directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

                                  SECTION 2.
                                 DEFINITIONS

     Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

        2.1.  Annual Meeting shall mean the annual meeting of the Company's
              --------------
stockholders as described in the Company's Bylaws and as referenced therein as an "annual meeting."

        2.2.  Board means the Board of Directors of the Company.
              -----

        2.3.  Code means the Internal Revenue Code of 1986, as amended.
              ----

        2.4.  Committee means the committee of the Board appointed pursuant to
              ---------
Section 5.

        2.5.  Common Stock means the voting common stock, par value $.01 per
              ------------
share, of the Company.

        2.6.  Company means Iterated Systems, Inc., a Georgia corporation, and
              -------
any successor to such organization.

        2.7.  Eligible Director means an individual who is a director of the
              -----------------
Company and who is not an employee of the Company or a Parent or Subsidiary.

        2.8.  Exchange Act means the Securities Exchange Act of 1934, as
              ------------
amended.

        2.9.  Fair Market Value means the price as determined below on the last
              -----------------
business day immediately preceding the date of valuation:

             (a) The closing sales price per Share, regular way, or in the absence thereof, the mean of the last reported bid and asked quotations, on such date on the exchange having the greatest volume of trading in the Shares during the thirty (30) day period preceding such date (or, if such exchange was not open for trading on such date, the next preceding date on which it was open); or
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             (b) If there is no price as specified in (a) the final reported sales price per share, or, if not reported, the mean of the closing high bid and low asked prices in the over-the-counter market for the Shares as reported by the National Association of Securities Dealers Automatic Quotation System, or, if not so reported, then as reported by the National Quotation Bureau Incorporated, or, if such organization is not in existence, by an organization providing similar services, on such date (or, if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does so); or

             (c) If there also is no price as specified in (b), the price per Share determined by the Committee by reference to bid-and-asked quotations for the Shares provided by members of an association of brokers and dealers registered pursuant to Section 15(b) of the Exchange Act, which members make a market in the Shares, for such recent dates as the Committee shall determine to be appropriate for fairly determining current market value; or

             (d) If there also is no price as specified in (c), an amount per Share determined in good faith by the Board based on such relevant facts, which may include opinions of independent experts, as may be available to the Board.

        2.10. Option means an option granted under this Plan to purchase
              ------
Shares; all Options granted under this Plan are intended by the Company to be nonqualified options which are not entitled to special tax treatment under, and do not satisfy the requirements of, Code Section 422.

        2.11. Option Price means the price which shall be paid to purchase one
              ------------
(1) Share.

        2.12. Optionee means the grantee of an Option.
              --------

        2.13. Parent means any corporation which is a "parent" of the Company
              ------
within the meaning of Code Section 424(e).

        2.14. Permanent and Total Disability means the circumstance in which an
              ------------------------------
individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        2.15. Plan means the Iterated Systems, Inc. 1994 Directors Stock
              ----
Option Plan, as amended and restated from time to time.

        2.16. Share means a share of the Common Stock of the Company.
              -----

        2.17. Stock Option Grant means the written agreement or instrument
              ------------------
which sets forth the terms of an Option granted to an Eligible Director under this Plan.

        2.18. Subsidiary means any corporation which is a "subsidiary" of the
              ----------
Company within the meaning of Code Section 424(f).


                                  SECTION 3.
                           SHARES SUBJECT TO OPTIONS

        3.1  Shares Reserved for Issue.  Subject to any antidilution adjustment
             -------------------------
pursuant to Section 3.2, the maximum number of Shares that may be subject to Options granted hereunder shall not exceed eighteen hundred (1,800). Shares issued pursuant to the exercise of an Option may be either authorized and

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unissued Shares or Shares issued and subsequently acquired by the Company. The
Shares covered by any unexercised portion of an Option that has terminated for any reason (except as may be adjusted under Section 3.2) may again be optioned or awarded under the Plan, and such Shares shall not be considered as having been optioned or issued in computing the number of Shares remaining available to be subject to Options granted hereunder.

        3.2  Antidilution.
             ------------

             (a) In the event that the outstanding Shares are changed into or exchanged for a different number or kind or shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, stock split or stock dividend, or in the event that any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock:

                 (i) The aggregate number and kind of Shares for which Options may be granted hereunder shall be adjusted proportionately by the Committee; and

                 (ii) The number of Shares subject to each outstanding Option, and the Option Price of each such outstanding Option, shall be adjusted proportionately by the Committee.

             (b) If the Company shall be a party to any reorganization in which it does not survive, involving a merger, consolidation, or acquisition of the stock or substantially all of the assets of the Company, the Committee, in its discretion, may:

                 (i) Notwithstanding other provisions hereof, declare that any and all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Grants regarding exercisability, and that all such Options shall terminate a specified period of time after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such period; and/or

                 (ii) Notify all Optionees that any and all Options granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options or restricted stock issued by the successor corporation; and/or

                 (iii) Notwithstanding other provisions hereof, declare that any and all Options granted under the Plan shall terminate after a specified period of time following the date on which the Company gives notice of the termination of any such Options.

             (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 3.2(b), the provisions of such Section shall apply. Notwithstanding any other provisions hereof, in all other instances of the adoption of a plan of dissolution or liquidation of the Company, the Committee may, in its discretion, declare that any and all then remaining unvested Shares subject to Options under the Plan shall become immediately exercisable, and shall cause every such Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the stockholders. Notwithstanding other provisions hereof, the Committee may , in its discretion, declare that all Options granted under the Plan shall terminate prior to the adoption of the plan of dissolution or liquidation by the Stockholders.

             (d) The adjustments described in Sections 3.2(a) through 3.2(c), and the manner of their application, shall be determined solely by the Committee, in its sole discretion, and any such adjustment may provide for the elimination or redemption of fractional share interests. The adjustments

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required under this Section shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.


                                  SECTION 4.
                      EFFECTIVE DATE AND DURATION OF PLAN

     The effective date of this Plan shall be the date it is adopted by the Board, provided the stockholders of the Company approve this Plan within twelve
(12) months after such effective date. If such effective date comes before such stockholder approval, any Options granted under this Plan before the date of such approval shall be granted subject to such approval. The Plan shall continue in effect until it is terminated by action of the Board or the Company's stockholders, but such termination shall not affect the terms of any Options then outstanding.

                                  SECTION 5.
                                ADMINISTRATION

     This Plan shall be administered by the Board, provided the grant of options under the Plan, and the amount and nature of the awards, shall be as described in Section 7. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan to be exercised by the Board or the Committee, unless specifically delegated by the Board to the Committee as specified below. The Board shall have the power to interpret this Plan and, subject to Section 8, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board's actions shall be binding on the Company, on each affected Eligible Director, and on each other person directly or indirectly affected by such action.

     The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not fewer than two (2) members, which members shall be directors of the Company who, during their tenure on the Committee, (a) are not officers or otherwise employed by the Company or a Parent or a Subsidiary, (b) do not receive compensation directly or indirectly from the Company or a Parent or a Subsidiary for services rendered as a consultant or in any capacity other than as a director, except for an amount for which disclosure would not be required pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission, (c) do not possess an interest in any other transaction for which disclosure would be required under
Item 404(a) of Regulation S-K, and (d) are not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K. The Committee (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee where the Board has delegated its authority to the Committee, and any action by the Committee pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee at any time, in whole or in part.

                                  SECTION 6.
                                PARTICIPATION

     Each Eligible Director shall be entitled to participate in the Plan and shall be eligible to receive those grants of Options, if any, which shall be awarded to such Eligible Director pursuant to the terms and conditions of
Section 7. Mere service as a director shall not entitle any Eligible Director to the grant of any Options under the Plan.

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                                  SECTION 7.
                     TERMS, CONDITIONS AND FORMS OF OPTIONS

        7.1  Grant of Options.  The Board (or the Committee, if the Board so
             ----------------
authorizes), shall determine, in its sole discretion, (a) which Eligible Directors, if any, shall be granted Options under the Plan, (b) the Option price, vesting schedule and such other terms and conditions relating to such Options as the Board (or the Committee ) may deem appropriate. Eligible Directors shall not be entitled to any payment of cash hereunder in lieu of receiving Options. In no event shall an Eligible Director vote on any Board or Committee resolution or action granting or refusing to grant, any Options to the Eligible Director or otherwise relating to conditions of the granting of Options to the Eligible Director.

        7.2  Option Price.  The Option Price for each Option shall be the Fair
             ------------
Market Value of the Common Stock on the last business day preceding the date that the Option is granted or such other price as may be established by the members of the Board excluding the Eligible Directors.

        7.3  Vesting of Options.  Each Option granted under the Plan during 1994
             ------------------
shall vest in accordance with Schedule "A" attached hereto.  For purposes of the
                              ------------
Plan, that portion of an Option which is vested may be exercised by the Optionee according to the terms and conditions of the Plan. Options granted after 1994 shall vest according to such vesting schedule as the Board (or the Committee, if so authorized) shall deem appropriate in its sole discretion. The Board (or the Committee) may adopt different vesting schedules with respect to different Eligible Directors and any Options granted pursuant to the Plan.

        7.4  Term of Option.  Each Option granted under the Plan shall set
             --------------
forth an expiration date thereof, which date shall be the day immediately preceding the tenth anniversary of the date of grant of such Option. Notwithstanding the expiration date set forth in the Option, all Options shall terminate and expire upon the first to occur of the following events:

             (a) The day which is thirty (30) days following the date of the Optionee's termination of service as a member of the Board for any reason (other than death or Permanent and Total Disability), including, without limitation,
(i) his or her retirement due to age in accordance with Company policy, or (ii) a sale of substantially all of the Company's assets for cash or property or for a combination of cash and property, or any merger, consolidation, reorganization, division or other transaction in which Shares are converted into another security or into the right to receive securities or property; provided, however, that, in the event of any such sale, merger, consolidation, reorganization, division or other transaction, the Company may, in its sole discretion, provide for the assumption or substitution of any Options granted under the Plan in such form and manner as set forth in the Stock Option Grant;

             (b) The day which is ninety (90) days following the date of the Optionee's termination of service as a member of the Board due to his or her death or Permanent and Total Disability; or

             (c) The expiration date of the Option.

     Unless the Board (or, if authorized, the Committee) shall in its sole discretion determine differently, the termination of service of an Optionee as a member of the Board for any reason shall not accelerate or otherwise affect the number of Shares with respect to which an Option may be exercised, and such Option may only be exercised with respect to that number of Shares which could have been purchased under the Option had the Option been exercised by the

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Optionee on the date that such Optionee ceased to be a member of the Board for any reason.


        7.5  Time and Manner of Option Exercise.  Any vested and exercisable
             ----------------------------------
Option is exercisable in whole or in part at any time or from time to time prior to the expiration of an Option by giving written notice, signed by the person exercising the Option, to the Company, stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the Option Price for the number of Shares to be purchased. The date upon which the Company's Secretary or Treasurer shall have received both such notice and payment shall be the date of exercise of the Option as to the number of Shares described by the Optionee. No Option may be exercised at any time with respect to a fractional share. Any Option of a deceased Optionee may be exercised, to the extent vested on such Optionee's death, by the estate of such Optionee or by a person or persons whom the Optionee has designated in writing filed with the Company, or, if no such designation has been made, by the person or persons to whom the Optionee's rights have passed by will or the laws of descent and distribution.

        7.6  Payment of Exercise Price.  Except as otherwise provided herein,
             -------------------------
payment of the Option Price may be in cash, by cashier's check, by personal check, or by promissory note of the Optionee in such form as designated by the Company and signed by the Optionee (which signature shall be notarized or guaranteed). The Committee may also provide in a Stock Option Grant that, in lieu of cash, all or any portion of the Option Price may be paid by tendering to the Company shares of Common Stock duly endorsed for transfer and owned by the Optionee, to be credited against the Option Price at the fair market value of such Shares on the date of exercise.

        7.7  Transferability.  The right of any Optionee to exercise an Option
             ---------------
granted under the Plan shall, during the lifetime of such Optionee, be exercisable only by such Optionee or by a person who obtained such Option pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (a "QDRO"), and shall not be assignable or transferable by such Optionee other than by will or by the laws of descent and distribution or by a QDRO.

        7.8  Limitation of Rights.
             --------------------

             (a) Limitation as to Shares.  Neither the recipient of an Option
                 -----------------------
under the Plan nor an Optionee's successor or successors in interest shall have any rights as a stockholder of the Company with respect to any Shares subject to an Option granted to such person until the date of issuance of a stock certificate for such Shares.

             (b) Limitation as to Directorship.  Neither the Plan, nor the
                 -----------------------------
granting of an Option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue as a member of the Board for any period of time or at any particular rate of compensation.

             (c) Regulatory Approval and Compliance.  The Company shall not be
                 ----------------------------------
required to issue any certificate or certificates for Shares upon the exercise of an Option granted under the Plan or to record as a holder of record of Shares the name of the individual exercising an Option under the Plan, without obtaining to the complete satisfaction of the Board the approval of all regulatory bodies deemed necessary by the Board and without complying, to the Board's complete satisfaction, with all rules and regulations under federal, state, or local law deemed applicable by the Board. In addition, with respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or

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action by the Committee fail to comply, it shall deemed null and void, to the extent permitted by law and deemed advisable by the Committee or the Board.


                                   SECTION 8.
                       TERMINATION AND AMENDMENT OF PLAN

     The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that no amendment shall be made without the approval of the Company's stockholders that would (a) materially increase the number of Shares that may be issued under the Plan; (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan.

                                   SECTION 9.
                                 MISCELLANEOUS

        9.1  Withholding.  The exercise or surrender of any Option granted under
             -----------
this Plan shall constitute the Optionee's full and complete consent to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender. In addition to and at the time of payment of the Option Price, the Optionee shall pay to the Company in cash the full amount of any federal, state and local income, employment or other taxes required to be withheld from the income of such Optionee as a result of such exercise; provided, however, that in the discretion of the Committee any Stock Option Grant may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Common Stock duly endorsed for transfer and owned by the Optionee, or by authorizing the Company to withhold Shares otherwise issuable upon exercise of the Option, in either case in that number of Shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, in all cases subject to such restrictions as the Committee may from time to time determine, including any such restrictions as may be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act.

        9.2  Construction.  This Plan shall be construed under the laws of the
             ------------
State of Georgia.

        9.3  Effective Date.  The effective date of this Amended and Restated
             --------------
1994 Directors Stock Option Plan shall be as of January 1, 1996.

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                                  SCHEDULE A

                                   VESTING

     Each Option granted under the Plan prior to the end of 1994 shall vest as provided below. All Options granted after 1994 shall vest according to vesting schedules adopted from time to time by the Board (or, if authorized, the Committee) in its discretion.

     For purposes of the Plan, that portion of an Option which is vested may be exercised by the Optionee according to the terms and conditions of the Plan.

     Three Year Vesting: For Options granted during 1994 only, Optionee may
     ------------------
exercise the number of Shares set forth below only after Optionee has completed the following periods of continuous service of the Board following the date of grant:

             (a) After twelve (12) months of service on the Board, up to thirty three and one third percent (33 1/3%) of the Option Shares;

             (b) After twenty four (24) months of service on the Board, up to sixty six and two thirds percent (66 2/3%) of the Option Shares: and

             (c) After thirty six (36) months of service on the Board, up to one hundred percent (100%) of the Option Shares.

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                               AMENDMENT TO THE
                             ITERATED SYSTEMS, INC.
             AMENDED AND RESTATED 1994 DIRECTORS STOCK OPTION PLAN

     This Amendment to the Iterated Systems, Inc, Amended and Restated 1994 Directors Stock Option Plan (the "Amendment") is made effective as of the 6th day of May, 1997 by Iterated Systems, Inc., a corporation organized and existing under the laws of the State of Georgia (the "Company");


                              W I T N E S S E T H:
                              -------------------

     Whereas, the Company has previously adopted, and currently maintains, the Iterated Systems, Inc. Amended and Restated 1994 Directors Stock Option Plan (the "Plan"), under which optionees may be granted stock options to purchase shares of the $.01 par value per share common stock of the Company; and

     Whereas, the Company has determined that it is in its best interests to amend the provisions of the Plan relating to the transferability of stock options granted under the Plan and to the termination and amendment of the Plan;

     Now, Therefore, the Plan is hereby amended, effective as of May 6, 1997, as follows:

     1. By deleting Section 7.7 of the Plan in its entirety and substituting the following:

          "7.7  Transferability.  Except as provided in this Section 7.7, the
                ---------------
     right of any Optionee to exercise an Option granted under the Plan shall, during the lifetime of such Optionee, be exercisable only by such Optionee or by a person who obtained such Option pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (a "QDRO"). An Option may be transferred, but only as a bona fide gift, to one or more members of the Optionee's family or to a trust for the benefit of one or more family members, in which case the transferee shall be subject to all provisions of the Plan and the Stock Option Grant provided by the Company in connection with the exercise of the Option and purchase of Shares. In the event of such a gift, the Optionee shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan and the Stock Option Grant."

     2. By deleting Section 8 of the Plan in its entirety and substituting the following:


          "The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion."

     Except as specifically amended herein, the Plan shall remain in full force and effect as prior to this Amendment.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed effective as of the day and year first above written.

                                        ITERATED SYSTEMS, INC.


                                        /s/ John R. Festa
                                        -----------------
                                        John R. Festa, President and Chief
                                        Executive Officer

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